Securian Funds Trust

Supplement dated October 31, 2014 to the Statement of Additional Information dated May 1, 2014

I.	The paragraph and table captioned “Compensation and Fees” on page 55 of the Statement of Additional Information is replaced in its entirety by the following:

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Advantus Capital. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Advantus Capital. Trustees who are not currently affiliated with Advantus Capital receive compensation in connection with the Trust as follows:

Annual Retainer	$35,000
Fee per in-person or 2 hour or longer telephonic board meeting	3,000
Fee per in-person or 2 hour or longer telephonic committee meeting	2,000	*
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,000

* No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting

During the fiscal year ended December 31, 2013, each Trustee was compensated by Securian Funds Trust in accordance with the following table:

Independent Trustees	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees

Julie K. Getchell . . . . . . . . .	$33,000	n/a	n/a	n/a
Linda L. Henderson . . . . . . .	$33,000	n/a	n/a	n/a
William C. Melton . . . . . . .	$33,000	n/a	n/a	n/a

Interested Trustee

Gregory S. Strong . . . . . . . .	$27,000	n/a	n/a	n/a

Please retain this supplement for future reference.